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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  September 26, 2002
                                                 -------------------------------


                        Capital One Auto Receivables, LLC
                      Capital One Auto Finance Trust 2002-B
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        333-89452-01                              31-1750007
----------------------------   -------------------------------------------------
  (Commission File Number)     (Registrant's I.R.S. Employer Identification No.)


  2980 Fairview Park Drive, Falls Church, Virginia               22042
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     (Address of Principal Executive Offices)                  (Zip Code)


                                 (703) 875-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.  Other Events.

         On September 16, 2002, Wilmington Trust Company, in its capacity as Owner Trustee (the "Owner Trustee") of Capital One Auto Finance Trust 2002-B (the "Trust"), publicly issued U.S.$204,000,000 of Class A-1 1.76% Asset Backed Notes due September 15, 2003, U.S.$187,000,000 Class A-2-A 2.06% Asset Backed Notes due July 15, 2005, U.S.$120,000,000 Class A-2-B LIBOR + 0.15% Asset Backed Notes due July 15, 2005, U.S.$190,000,000 Class A-3-A 2.71% Asset Backed Notes due October 16, 2006, U.S.$105,000,000 Class A-3-B LIBOR + 0.25% Asset Backed Notes due October 16, 2006, U.S.$132,500,000 Class A-4-A 3.32% Asset Backed Notes due April 15, 2009 and U.S.$161,500,000 Class A-4-B LIBOR + 0.33% Asset Backed Notes due April 15, 2009 (the "Notes") pursuant to a registration statement (No. 333-89452) declared effective on June 14, 2002. The lead manager for the issuance of the Notes was Wachovia Securities, Inc. (the "Representative"). Capital One Auto Receivables, LLC (the "Registrant") paid the underwriters a fee of U.S.$2,210,800 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,097,764,227.15, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by a combination of new and used automobiles and/or light-duty trucks originated by Capital One Auto Finance, Inc. ("COAF"), its affiliate Capital One F.S.B. and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 7.  Financial Statements and Exhibits.

       (c)        Exhibits.


Exhibit
  No.            Document Description

1.1 Underwriting Agreement dated September 4, 2002, among the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1 Amended and Restated Trust Agreement dated September 16, 2002 between the Registrant and the Owner Trustee.

4.2 Indenture dated September 16, 2002 between the Owner Trustee and JPMorgan Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of September 16, 2002 delivered by MBIA Insurance Corporation (the "Note Insurer").

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4.4    Interest Rate Swap Insurance Policy dated as of September 16, 2002 delivered by the Note Insurer.

10.1 Transfer and Assignment Agreement dated September 16, 2002 between the Registrant and COAF.

10.2 Contribution Agreement dated September 16, 2002 between the Owner Trustee and the Registrant.

10.3 Servicing Agreement dated September 16, 2002 among COAF, the Indenture Trustee and the Owner Trustee.

10.4 Administration Agreement dated September 16, 2002 among the Owner Trustee, COAF, as the administrator (the "Administrator"), and the Indenture Trustee.

10.5 Indemnification Agreement dated as of September 16, 2002 among the Note Insurer, COAF, the Registrant and the Representative.

25.1 Statement of Eligibility on Form T-1 of JPMorgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)
       (2) of the Registrant, file no. 333-89452, filed on June 14, 2002).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 26, 2002                             CAPITAL ONE AUTO RECEIVABLES, LLC


                                               By: /s/ Jeffery Elswick
                                                   --------------------------
                                               Name: Jeffery Elswick
                                               Title: President

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                                INDEX TO EXHIBITS

Exhibit
  No.    Document Description
 ----    --------------------

1.1 Underwriting Agreement dated September 4, 2002, among the Registrant, COAF and the Representative.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1 Amended and Restated Trust Agreement dated September 16, 2002 between the Registrant and the Owner Trustee.

4.2 Indenture dated September 16, 2002 between the Owner Trustee and JPMorgan Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of September 16, 2002 delivered by MBIA Insurance Corporation (the "Note Insurer").

4.4 Interest Rate Swap Insurance Policy dated as of September 16, 2002 delivered by the Note Insurer.

10.1 Transfer and Assignment Agreement dated September 16, 2002 between the Registrant and COAF.

10.2 Contribution Agreement dated September 16, 2002 between the Owner Trustee and the Registrant.

10.3 Servicing Agreement dated September 16, 2002among COAF, the Indenture Trustee and the Owner Trustee.

10.4 Administration Agreement dated September 16, 2002 among the Owner Trustee, COAF, as the administrator (the "Administrator"), and the Indenture Trustee.

10.5 Indemnification Agreement dated as of September 16, 2002 among the Note Insurer, COAF, the Registrant and the Representative.

25.1 Statement of Eligibility on Form T-1 of JPMorgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-89452, filed on June 14,
         2002).

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